UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 23, 2001

TICKETS.COM, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-27893	06-1424841

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Anton Boulevard, 11th Floor, Costa Mesa, California

92626

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code:

(714) 327-5400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Item 5. OTHER EVENTS

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

EXHIBIT 3.3

EXHIBIT 99.1

Item 5.   OTHER EVENTS

     The stockholders of Tickets.com, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to
effect a reverse stock split which resulted in each eight outstanding shares of the
Company’s Common Stock being automatically reclassified and changed into one share of the Company’s Common Stock (the “Reverse Split”). No fractional shares will be issued in connection with the Reverse Split, and the Company will issue cash in lieu of any fractional shares.

     The amendment to the Amended and Restated Certificate of Incorporation was
filed with the Delaware Secretary of State, and the Reverse Split was effective as of 12:01 a.m. on July 23, 2001. As such, the Company’s Common Stock began trading on the NASDAQ National Market on a post-reverse stock split basis on
July 23, 2001.

     A form of the Certificate of Amendment to the Company’s Amended and
Restated Certificate of Incorporation which effected the Reverse Split is included as Exhibit 3.3 hereto and is incorporated herein in its entirety.
The press release issued by the Company on July 19, 2001 with respect to the Reverse Split is filed herewith as Exhibit 99.1 and is also incorporated herein in its entirety.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (c)    Exhibits

Exhibit

Number

Description

3.3

Certificate of Amendment to the Company’s Amended and Restated
Certificate of Incorporation dated July 19, 2001.

99.1

Press Release issued by the Company on July 19, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2001
TICKETS.COM, INC.

By:
/s/ Eric P. Bauer

Name:
Eric P. Bauer

Title:
Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number

Description

3.3

Certificate of Amendment to the Company’s Amended and Restated
Certificate of Incorporation dated July 19, 2001.

99.1

Press Release issued by the Company on July 19, 2001.

3